Exhibit 99.1

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS A 6.9% INCREASE IN OPERATING FFO PER DILUTED SHARE TO $0.31

FOR THE QUARTER ENDED SEPTEMBER 30, 2015

BEACHWOOD, OHIO, October 27, 2015 – DDR Corp. (NYSE: DDR) today announced operating results for the third quarter ended September 30, 2015.

Financial Highlights

•	Third quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $7.3 million to $113.5 million, or $0.31 per diluted share, compared to $106.2 million, or $0.29 per diluted share, for the prior-year comparable period.

•	Third quarter net income attributable to common shareholders was $54.0 million, or $0.15 per diluted share, compared to net income of $63.0 million, or $0.17 per diluted share, for the prior-year comparable period.

Significant Quarterly Activity

•	Generated same store net operating income growth of 3.2% on a pro rata basis

•	Executed 382 new leases and renewals for 2.9 million square feet

•	Increased the annualized base rent per occupied square foot by 4.0% on a pro rata basis to $14.54 at September 30, 2015 from $13.98 at September 30, 2014

•	Generated new leasing spreads of 12.3% and renewal leasing spreads of 7.1%, both on a pro rata basis

•	The portfolio leased rate was 95.8% at September 30, 2015 and June 30, 2015 on a pro rata basis

•	Sold 21 assets totaling $145 million at DDR’s share

•	In October 2015, issued $400 million of 4.25% senior unsecured notes due February 2026

•	In October 2015, called for redemption $350 million of senior convertible notes

“I am proud to report another strong and consistent quarter of same store NOI and earnings growth as our high quality portfolio and the efforts of our team continue to produce impressive results,” commented David J. Oakes, president and chief executive officer of DDR.

2015 Guidance

•	The Company is revising its 2015 guidance for Operating FFO to a range of $1.21 to $1.24 per diluted share from a range of $1.20 to $1.25 per diluted share.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments, (iv) extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

1

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three months ended September 30, 2015. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2014, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

About DDR Corp.

DDR is an owner and manager of 378 value-oriented shopping centers representing 116 million square feet in 41 states and Puerto Rico. The Company’s portfolio is comprised primarily of large-format power centers located in top markets across the United States, and is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, October 28, 2015, at 10:00 a.m. Eastern Time. To participate, please dial 877.249.1119 (domestic) or 412.542.4143 (international) at least ten minutes prior to the scheduled start of the call. The conference call webcast will be recorded and available for replay through the Investors portion of DDR’s website, http://ir.ddr.com/events.cfm.

2

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share
	3Q15	3Q14	9M15	9M14
Revenues:
Minimum rents (1)	$180,523	$171,893	$540,583	$507,475
Percentage rent	835	507	3,592	2,772
Recoveries	61,915	58,116	188,016	171,947
Ancillary income	4,646	6,326	13,513	18,465
Other revenues (2)	968	919	2,866	4,552

	248,887	237,761	748,570	705,211
Expenses (3):
Operating and maintenance	35,963	36,404	110,718	106,982
Real estate taxes	37,385	34,981	112,811	104,042

	73,348	71,385	223,529	211,024

Net operating income	175,539	166,376	525,041	494,187

Other income (expense):
Fee income	8,248	7,594	24,713	23,696
Interest income	7,331	2,652	21,703	8,938
Interest expense (4)	(58,217)	(56,774)	(182,524)	(176,106)
Depreciation and amortization	(97,155)	(97,270)	(299,470)	(296,093)
General and administrative (5)	(17,596)	(19,540)	(55,462)	(58,878)
Other income (expense), net (6)	(240)	(2,758)	(1,300)	(11,041)
Impairment charges (7)	0	(1,448)	(279,021)	(18,119)

Income (loss) before earnings from equity method investments and other items	17,910	(1,168)	(246,320)	(33,416)
Equity in net income of joint ventures	648	3,620	2,351	10,241
Impairment of joint venture investments	0	0	0	(9,100)
Gain on sale and change in control of interests, net	0	3,984	7,772	87,814
Income from discontinued operations (8)	0	57,569	0	67,926
Tax (expense) benefit	(528)	214	(6,001)	(1,113)
Gain on disposition of real estate, net of tax	41,793	2,262	78,154	2,645

Net income (loss)	59,823	66,481	(164,044)	124,997
Non-controlling interests (9)	(268)	2,125	(1,590)	2,985

Net income (loss) attributable to DDR	59,555	68,606	(165,634)	127,982
Write-off of preferred share original issuance costs	0	0	0	(1,943)
Preferred dividends	(5,594)	(5,594)	(16,781)	(18,460)

Net income (loss) attributable to Common Shareholders	53,961	63,012	(182,415)	107,579

FFO:
Net income (loss) attributable to common shareholders	53,961	63,012	(182,415)	107,579
Depreciation and amortization of real estate investments	95,159	99,542	293,265	304,286
Equity in net income of joint ventures	(648)	(3,620)	(2,351)	(10,241)
Joint ventures’ FFO	6,595	8,387	21,114	24,507
Non-controlling interests (OP units)	69	223	566	509
Impairment of depreciable real estate	0	365	179,748	11,856
Gain on disposition of depreciable real estate, net	(41,734)	(57,105)	(78,282)	(159,753)

FFO attributable to Common Shareholders	113,402	110,804	231,645	278,743
Non-operating items, net (10)	136	(4,589)	100,423	29,445

Operating FFO	$113,538	$106,215	$332,068	$308,188

FFO per share – Diluted (11)	$0.31	$0.31	$0.64	$0.77
Operating FFO per share – Diluted (11)	$0.31	$0.29	$0.91	$0.85

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Period End
	3Q15	4Q14
Assets:
Land	$2,187,720	$2,208,468
Buildings	6,931,911	7,087,040
Fixtures and tenant improvements	709,548	645,035

	9,829,179	9,940,543
Less: Accumulated depreciation	(2,038,635)	(1,909,585)

	7,790,544	8,030,958
Construction in progress and land	326,196	395,242

Real estate, net	8,116,740	8,426,200

Investments in and advances to joint ventures	393,520	414,848
Cash	21,040	20,937
Restricted cash	41,920	11,375
Notes receivable, net	47,430	56,245
Receivables, including straight-line rent, net	131,209	132,661
Other assets, net (12)	403,620	479,629

Total Assets	9,155,479	9,541,895

Liabilities and Equity:
Revolving credit facilities	395,000	29,009
Unsecured debt	3,118,656	2,765,893
Unsecured term loan	300,000	350,000
Mortgage and other secured debt	1,409,921	2,089,805

	5,223,577	5,234,707
Dividends payable	68,059	61,468
Other liabilities (13)	425,507	448,192

Total Liabilities	5,717,143	5,744,367

Preferred shares	350,000	350,000
Common shares	36,223	36,071
Paid-in-capital	5,467,413	5,438,778
Accumulated distributions in excess of net income	(2,416,655)	(2,047,212)
Deferred compensation obligation	15,516	16,609
Accumulated other comprehensive income	(6,662)	(7,352)
Less: Common shares in treasury at cost	(16,039)	(16,646)
Non-controlling interests	8,540	27,280

Total Equity	3,438,336	3,797,528

Total Liabilities and Equity	$9,155,479	$9,541,895

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands
	3Q15	3Q14	9M15	9M14
Revenues:
Minimum rents	$95,218	$78,647	$297,392	$260,122
Percentage rent	383	318	1,325	1,051
Recoveries	28,772	21,469	90,234	64,661
Other revenues	2,325	7,900	8,413	31,141

	126,698	108,334	397,364	356,975
Expenses:
Operating and maintenance	30,558	22,287	94,213	84,032
Real estate taxes	17,118	12,596	52,859	37,852

	47,676	34,883	147,072	121,884

Net operating income	79,022	73,451	250,292	235,091

Other income (expense):
Interest expense	(33,202)	(37,667)	(107,698)	(129,514)
Depreciation and amortization	(49,949)	(31,435)	(158,168)	(107,165)
Impairment charges	0	0	(448)	(600)
Tax expense	0	0	0	(6,565)
Other income (expense), net	(589)	(173)	(1,173)	(2,964)

	(83,740)	(69,275)	(267,487)	(246,808)
(Loss) income from continuing operations	(4,718)	4,176	(17,195)	(11,717)
Loss from discontinued operations	0	(12,906)	0	(17,090)
Gain on disposition of discontinued operations, net	0	4,713	0	28,224
(Loss) gain on disposition of real estate, net	(2,626)	3,833	(4,197)	3,833
Non-controlling interests	0	0	0	(2,023)

Net (loss) income attributable to unconsolidated joint ventures	(7,344)	(184)	(21,392)	1,227
Depreciation and amortization of real estate investments	49,949	35,574	158,168	118,020
Impairment of depreciable real estate	0	11,093	448	11,693
Loss (gain) on disposition of depreciable real estate, net	2,626	(8,546)	4,197	(31,965)

FFO	45,231	37,937	141,421	98,975
FFO at DDR’s ownership interests	6,595	8,387	21,114	24,507
Operating FFO at DDR’s ownership interests	6,639	8,387	21,162	24,643

Net income at DDR’s ownership interests	336	3,316	1,406	9,483
Basis differences	312	304	945	758

Equity in net income of joint ventures	$648	$3,620	$2,351	$10,241

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands	At Period End
	3Q15	4Q14
Assets:
Land	$1,319,519	$1,439,849
Buildings	3,457,212	3,854,585
Fixtures and tenant improvements	183,108	200,696

	4,959,839	5,495,130
Less: Accumulated depreciation	(799,161)	(773,256)

	4,160,678	4,721,874
Land held for development and construction in progress	52,215	55,698

Real estate, net	4,212,893	4,777,572
Cash and restricted cash	62,751	100,812
Receivables, including straight-line rent, net	52,903	80,508
Other assets, net	299,625	394,751

Total Assets	4,628,172	5,353,643

Liabilities and Equity:
Mortgage debt	3,116,584	3,552,764
Notes and accrued interest payable to DDR	2,926	144,831
Other liabilities	198,804	276,998

Total Liabilities	3,318,314	3,974,593

Redeemable preferred equity	310,763	305,310
Accumulated equity	999,095	1,073,740

Total Liabilities and Equity	$4,628,172	$5,353,643

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		3Q15	3Q14	9M15	9M14

(1)	Minimum rents:
	Straight-line rent, net	$1.6	$1.5	$3.8	$4.0
	Below-market rent, net	1.0	0.3	2.2	0.8
	Ground lease revenue	9.5	8.5	27.9	24.5

(2)	Other revenues:
	Lease termination fees	0.7	0.7	2.3	4.1
	Other miscellaneous	0.3	0.2	0.6	0.5

(3)	Operating expenses:
	Recoverable expenses (2014 excludes sold assets)	(67.7)	(64.0)	(206.2)	(189.3)
	Non-recoverable expenses (2014 excludes sold assets)	(5.6)	(7.4)	(17.3)	(21.7)
	Straight-line ground rent expense	(0.1)	(0.2)	(0.4)	(0.8)
	Expensed costs of suspended developments	(0.1)	(0.1)	(0.4)	(0.8)

(4)	Non-cash interest expense:
	Convertible debt accretion	(3.0)	(2.9)	(8.9)	(8.5)
	Debt fair value amortization	3.0	4.1	12.7	12.5
	Loan cost amortization	(2.4)	(3.1)	(7.3)	(9.5)
	Interest expense (capitalized)	1.9	2.7	5.1	6.6

(5)	General and administrative expenses:
	Executive separation charges	(0.0)	(0.0)	(2.3)	(0.0)
	Stock compensation expenses	(1.5)	(1.9)	(5.2)	(5.8)
	Internal leasing expenses	(1.8)	(1.7)	(5.5)	(5.6)
	Construction administrative costs (capitalized)	2.3	2.5	7.0	7.3

(6)	Other income (expense):
	Transactions and other, net	(0.2)	(1.6)	(0.4)	(8.8)
	Litigation expenses	(0.0)	(1.2)	(0.0)	(2.2)
	Debt extinguishment, net	(0.0)	(0.0)	(0.9)	(0.0)

(7)	Impairment charges:
	Assets marketed for sale	(0.0)	(0.4)	(179.7)	(11.9)
	Land previously held for development	(0.0)	(1.4)	(99.3)	(15.1)

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		3Q15	3Q14	9M15	9M14

(8)	Discontinued operations:
	Revenues	n/a	$10.8	n/a	$36.4
	Expenses	n/a	(5.4)	n/a	(19.0)
	Impairments	n/a	(0.4)	n/a	(8.9)
	Depreciation	n/a	(4.5)	n/a	(14.9)
	Gain on disposition of real estate, net	n/a	57.1	n/a	74.3

	Net income	n/a	57.6	n/a	67.9

	Note: Presented for 2014 only as DDR adopted the new accounting guidance on January 1, 2015, which changed the definition for reporting.

(9)	Non-controlling interests:
	FFO attributable to non-controlling interests	(0.2)	2.3	(1.2)	1.9
	Operating FFO attributable to non-controlling interests	(0.2)	(0.3)	(0.8)	(0.7)

(10)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	0.0	1.4	99.3	24.2
	Executive separation charges	0.0	0.0	2.3	0.0
	Transaction, debt extinguishment, litigation, other, net	0.1	2.8	1.6	12.1
	Joint ventures – transaction, currency, other	0.0	0.0	0.0	0.1
	Non-cash gain on sale and change in control of interests, net	0.0	(4.0)	(7.8)	(4.0)
	Tax expense (primarily Puerto Rico restructuring)	0.0	0.0	4.4	0.0
	(Gain) loss on sale of non-depreciable real estate, net	0.0	(4.8)	0.6	(4.9)
	Non-cash write-off of preferred share original issuance costs	0.0	0.0	0.0	1.9

		0.1	(4.6)	100.4	29.4

(11)	Outstanding per share information:
	Common shares (at quarter end)	362.1	360.2	362.1	360.2
	OP units (at quarter end)	0.4	1.4	0.4	1.4

	Total shares and units (at quarter end)	362.5	361.6	362.5	361.6
	Weighted average shares and units – Basic – EPS	361.1	358.0	360.3	357.8
	Assumed conversion of dilutive securities	2.5	0.5	0.0	0.5

	Weighted average shares and units – Diluted – EPS	363.6	358.5	360.3	358.3
	Weighted average shares and units – Basic – FFO & OFFO	362.5	361.0	362.4	360.2
	Assumed conversion of dilutive securities	0.4	0.5	0.5	0.5

	Weighted average shares and units – Diluted – FFO & OFFO	362.9	361.5	362.9	360.7
	Earnings per common share – Basic & Diluted	$0.15	$0.17	$(0.51)	$0.30
	FFO per share – Basic & Diluted	$0.31	$0.31	$0.64	$0.77
	Operating FFO per share – Diluted	$0.31	$0.29	$0.91	$0.85
	Common stock dividends declared, per share	$0.1725	$0.155	$0.5175	$0.465

(12)	Intangible assets, net (at quarter and year end)			323.1	389.2

(13)	Below-market leases, net (at quarter and year end)			146.0	139.3

DDR Corp.

Financial Statements: Footnotes

	3Q15	3Q14	9M15	9M14

Additional financial information

Capital expenditures (DDR share):
Retenanting	$13.4	$9.8	$36.1	$30.5
Maintenance – total	7.4	6.0	13.3	9.2
Maintenance PSF of owned GLA – non reimbursable			0.09	0.10

Miscellaneous (DDR share):
Est. value of land owned adjacent to existing centers (at quarter end)			26.0
Cost basis of headquarters (non-income producing at quarter end)			40.0